UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 17, 2019

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PJC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)                                 On May 17, 2019, Piper Jaffray Companies (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”). The holders of 12,398,100 shares of common stock of the Company, constituting 87.13 percent of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting either in person or by proxy.

(b)                                 At the Annual Meeting, Chad R. Abraham, William R. Fitzgerald, B. Kristine Johnson, Addison L. Piper, Debbra L. Schoneman, Thomas S. Schreier, Sherry M. Smith, Philip E. Soran and Scott C. Taylor were elected as directors to serve a one-year term expiring at the Company’s annual meeting of shareholders in 2020. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Chad R. Abraham	10,232,760	230,776	9,483
William R. Fitzgerald	10,409,967	52,175	10,877
B. Kristine Johnson	10,394,119	69,444	9,456
Addison L. Piper	10,436,896	26,243	9,880
Debbra L. Schoneman	10,239,768	222,810	10,441
Thomas S. Schreier	10,419,303	44,073	9,643
Sherry M. Smith	10,271,464	190,956	10,599
Philip E. Soran	10,404,078	58,285	10,656
Scott C. Taylor	10,410,124	52,111	10,784

Broker non-votes for each director totaled 1,925,081.

At the Annual Meeting, the Company’s shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for the Company’s fiscal year ending December 31, 2019. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2019.	12,257,019	130,946	10,135

At the Annual Meeting, the Company’s shareholders also cast an advisory vote to approve the compensation of officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.	10,194,912	250,428	27,679

Broker non-votes for this proposal totaled 1,925,081.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: May 20, 2019	By:	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary